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American Strategic Income Portfolio II - 1998 Annual Report


1998 Annual Report


AMERICAN STRATEGIC
INCOME PORTFOLIO II


BSP

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[LOGO]

CONTENTS

Portfolio Manager's Letter . . . . . . . . . . . . . . . . . . . . . . . .  1

Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . .  4

Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . 14

Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . . 18

Federal Income Tax Information . . . . . . . . . . . . . . . . . . . . . . 19

Shareholder Update . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

Glossary***. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

***This report includes a glossary to help you understand financial terms used in the report. When you see this symbol, it indicates a word that is defined in the glossary.


AMERICAN STRATEGIC INCOME PORTFOLIO II
--------------------------------------------------------------------------------

PRIMARY INVESTMENTS
Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, mortgage-backed securities and mortgage servicing rights. The fund may borrow, including through the use of reverse repurchase agreements***. Use of certain of these investments and investment techniques may cause the fund's net asset value*** to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE
High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.


AVERAGE ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------
Based on net asset value for the periods ended May 31, 1998


[GRAPH]


                                                     ONE YEAR       FIVE YEAR     SINCE INCEPTION
                                                                                     7/30/92
AMERICAN STRATEGIC INCOME PORTFOLIO II                11.74%          7.05%            7.90%
Lehman Brothers Mutual Fund Gov't/Mortgage Index      10.65%          6.92%            7.22%

The average annualized total returns for American Strategic Income Portfolio II are based on the change in its net asset value (NAV), assume all distributions were reinvested and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, five-year and since inception periods ended May 31, 1998, were 13.02%, 4.07% and 5.59%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts*** to net asset value. Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The Lehman Brothers Mutual Fund Government/Mortgage Index*** is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculation.

The since inception number for the Lehman index is calculated from the month end following the fund's inception through May 31, 1998.



*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

[PHOTO]

JOHN WENKER
is primarily responsible for the management of American Strategic Income Portfolio II. He has 12 years of financial experience.
--------------------------------------------------------------------------------

July 19, 1998
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS:

FOR THE 12-MONTH PERIOD ENDED MAY 31, 1998, AMERICAN STRATEGIC INCOME PORTFOLIO II HAD A NET ASSET VALUE (NAV) TOTAL RETURN OF 11.74%.* This compares to a 10.65% return for the Lehman Brothers Mutual Fund Government/Mortgage Index. Over the same period, the fund's total return based on its market price was 13.02%. The fund continued to trade at a discount to its net asset value, with a market price of $11.81 and a net asset value of $13.07 as of May 31.

WE ARE PLEASED TO REPORT THAT THE FUND MAINTAINED ITS MONTHLY DIVIDEND AT 8.25 CENTS PER SHARE OVER THE REPORTING PERIOD. As you know, providing a high level of income is a primary objective of the fund. Despite a generally declining interest rate environment, the fund not only provided competitive and attractive income, but was able to add to its dividend reserve as well. The fund has held the dividend steady for the past 24 months. In addition, the fund paid a special dividend of 1 cent per share.

THE MAJORITY OF THE FUND'S POSITIVE NAV PERFORMANCE IS ATTRIBUTABLE TO FALLING TREASURY YIELDS. Intermediate-term interest rates declined over the reporting period as inflation remained under control. During the 12 months ended May 31, the yield on three- to five-year Treasury securities fell by about 0.90%. Federal Reserve policymakers kept short-term interest rates steady despite vigorous growth within the U.S. economy.

WE REMAIN CONCERNED ABOUT PREPAYMENTS***, ESPECIALLY IN LIGHT OF THE DECLINING INTEREST RATE ENVIRONMENT IN WHICH THE FUND CURRENTLY OPERATES. Prepayments are occurring, and over time will impact the fund's income and dividend levels. Our first alternative for prepayments is to reinvest in additional mortgage products. However, in the absence of attractive investment alternatives, dollars received through prepayments will be used to pay down the fund's leverage position.



* All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
As a percentage of total assets on May 31, 1998

[CHART]

Short-Term Securities          1%

Other Assets                   1%

Commercial Loans              13%

Multifamily Loans             29%

Single Family Loans           33%

Private Fixed Rate
Mortgage-Backed
Securities                     5%

U.S. Treasury Securities      18%

--------------------------------------------------------------------------------
DELINQUENT LOAN PROFILE
--------------------------------------------------------------------------------
The chart below shows the percentage of single family loans** in the portfolio that are 30, 60, 90 or 120 days delinquent as of May 31, 1998, based on principal amounts outstanding.

Current             85.3%
-------------------------
30 Days              7.1%
-------------------------
60 Days              1.5%
-------------------------
90 Days              1.5%
-------------------------
120+ Days            4.6%
-------------------------


** As of May 31, 1998, there were no multifamily or commercial loans delinquent.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


--------------------------------------------------------------------------------


                  1  1998 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

[PHOTO]

DAVID STEELE
assists with the management of American Strategic Income Portfolio II. He has 19 years of financial experience.
--------------------------------------------------------------------------------

WE ARE PLEASED WITH THE RESULTS OF OUR ASSET ALLOCATION STRATEGY. The fund has maintained a diversified mix between single family, multifamily and commercial loans, and we anticipate this strategy will continue. As of May 31, the fund held approximately 1,900 single family loans on properties with an average remaining principal balance of approximately $62,000. On the same date, the fund had 32 multifamily loans with an average principal balance of approximately $2,744,000 and 18 commercial loans with an average principal balance of approximately $2,122,000. Although credit risk is inherent in a fund of this nature, we have been able to minimize the impact of such risk through extensive research. As of May 31, 85.3% of the fund's single family loans were current, and only 5% of such mortgages were 120 days or more overdue. As of the same date, none of the fund's multifamily or commercial mortgages were delinquent. The chart on the previous page displays delinquency rates. During the reporting period, principal credit losses amounted to 1.59 cents per share on single family loans and to 2.04 cents per share on multifamily loans. Since the fund's inception, we have kept its principal losses due to foreclosure on both single family and multifamily loans to 11 cents per share. To date, we have experienced no foreclosure losses on commercial loans. When loans are foreclosed, we attempt to complete the process as quickly as possible. Any losses will first go against the borrower's investment, or equity. Although we would hope to receive all of the principal and interest owed to us on a foreclosed loan, it is likely that we may not be repaid in full.

THE FUND CONTINUES TO BORROW THROUGH REVERSE REPURCHASE AGREEMENTS AND INVEST THE PROCEEDS IN TREASURY SECURITIES AND NEW MORTGAGE LOANS. The Treasuries and mortgage loans act as collateral for the reverse repurchase agreements. As of May 31, the amount of reverse repurchase agreements was equal to 24% of total assets. Please note that borrowing can potentially increase the fund's earnings, but it can


--------------------------------------------------------------------------------
GEOGRAPHICAL DISTRIBUTION
--------------------------------------------------------------------------------
We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans and real estate owned as of May 31, 1998. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

[MAP]

Arizona              3%
California          14%
Colorado             5%
Connecticut          1%
Florida              9%
Georgia              3%
Illinois             1%
Kentucky             2%
Maryland             1%
Massachusetts        4%
Minnesota           12%
Missouri             2%
Nevada               1%
New Jersey           3%
New Mexico           1%
New York             2%
North Dakota         2%
Ohio                 1%
Oklahoma             5%
Pennsylvania         1%
Tennessee            4%
Texas               19%
Utah                 1%
Vermont              1%

--------------------------------------------------------------------------------


                  2  1998 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

[PHOTO]

RUSS KAPPENMAN
assists with the management of American Strategic Income Portfolio II. He has 12 years of financial experience.
--------------------------------------------------------------------------------

also increase the volatility of the fund's net asset value. We attempt to moderate this potential volatility by purchasing short- to medium-term Treasuries.

THANK YOU FOR YOUR INVESTMENT IN AMERICAN STRATEGIC INCOME PORTFOLIO II. During the last few years the multifamily and commercial loans in the portfolio have performed well and been positively impacted by positive trends in the real estate industry. Most analysts would agree that real estate markets have returned to equilibrium. The big question facing the real estate industry is whether it will maintain the discipline required to stay in equilibrium or revisit the excesses of the late 1980s and early 1990s. Certainly the criteria we use for purchasing loans remain intact and hopefully will hold up should industry trends turn negative. However, we would like to remind you that the fund is exposed to the ups and downs of real estate cycles. To the extent the real estate markets deteriorate, credit risk and the potential for credit losses will increase.

We believe that the fund's strategy will continue to provide attractive returns relative to other fixed-income investments, and we appreciate the opportunity to serve your investment needs.


Sincerely,


/s/ John Wenker

John Wenker

Portfolio Manager




--------------------------------------------------------------------------------
VALUATION OF WHOLE LOAN INVESTMENTS
--------------------------------------------------------------------------------

The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a Piper Capital pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of mortgage participations are determined no less frequently than weekly.
--------------------------------------------------------------------------------


                  3  1998 Annual Report - American Strategic Income Portfolio II

            Financial Statements

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  May 31, 1998
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)
  (including a repurchase agreement of $3,821,000)  ........     $306,920,340
Real estate owned (identified cost: $722,502) (note 2)  ....          626,255
Cash in bank on demand deposit  ............................          105,950
Accrued interest receivable  ...............................        3,335,398
Other assets  ..............................................           37,461
                                                              ------------------
  Total assets  ............................................      311,025,404
                                                              ------------------

LIABILITIES:
Reverse repurchase agreements payable  .....................       76,000,000
Accrued investment management fee  .........................          117,560
Accrued administrative fee  ................................           39,729
Accrued interest  ..........................................          384,305
                                                              ------------------
  Total liabilities  .......................................       76,541,594
                                                              ------------------
  Net assets applicable to outstanding capital stock  ......     $234,483,810
                                                              ------------------
                                                              ------------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............     $255,979,214
Undistributed net investment income  .......................        1,685,774
Accumulated net realized loss on investments  ..............      (31,266,089)
Unrealized appreciation of investments  ....................        8,084,911
                                                              ------------------

  Total - representing net assets applicable to capital
    stock  .................................................     $234,483,810
                                                              ------------------
                                                              ------------------

* Investments in securities at identified cost  ............     $298,739,182
                                                              ------------------
                                                              ------------------

NET ASSET VALUE AND MARKET PRICE:
Net assets  ................................................     $234,483,810
Shares outstanding (authorized 1 billion shares of $0.01 par
  value)  ..................................................       17,946,820
Net asset value  ...........................................     $      13.07
Market price  ..............................................     $      11.81

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

         4  1998 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS  For the Year Ended May 31, 1998
 ................................................................................

INCOME:
Interest (net of interest expense of $4,942,699)  ..........     $ 22,658,220
Rental income from real estate owned (note 2)  .............              589
                                                              ------------------

  Total investment income  .................................       22,658,809
                                                              ------------------

EXPENSES (NOTE 3):
Investment management fee  .................................        1,497,976
Administrative fee  ........................................          490,711
Custodian and accounting fees  .............................          144,356
Transfer agent fees  .......................................           22,365
Reports to shareholders  ...................................          102,092
Mortgage servicing fees  ...................................          767,285
Directors' fees  ...........................................           25,646
Audit and legal fees  ......................................           88,845
Operating expenses from real estate owned (note 2)  ........          199,272
Other expenses  ............................................           36,380
                                                              ------------------
  Total expenses  ..........................................        3,374,928
    Less expenses paid indirectly  .........................           (6,021)
                                                              ------------------

  Total net expenses  ......................................        3,368,907
                                                              ------------------

  Net investment income  ...................................       19,289,902
                                                              ------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 (NOTE 4):
Net realized gain on investments in securities  ............        1,604,704
Net realized loss on real estate owned  ....................         (652,430)
                                                              ------------------

  Net realized gain on investments  ........................          952,274
Net change in unrealized appreciation or depreciation of
  investments  .............................................        7,156,805
                                                              ------------------

  Net gain on investments  .................................        8,109,079
                                                              ------------------

    Net increase in net assets resulting from operations
      ......................................................     $ 27,398,981
                                                              ------------------
                                                              ------------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

         5  1998 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS  For the Year Ended May 31, 1998
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest and rental income  ................................     $  22,658,809
Net expenses  ..............................................        (3,368,907)
                                                              -------------------
  Net investment income  ...................................        19,289,902
                                                              -------------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable  ...................           767,182
  Net amortization of bond discount and premium  ...........            30,417
  Change in accrued fees and expenses  .....................           (67,821)
  Change in other assets  ..................................            62,705
                                                              -------------------
    Total adjustments  .....................................           792,483
                                                              -------------------

    Net cash provided by operating activities  .............        20,082,385
                                                              -------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments  ........................       189,852,630
Purchases of investments  ..................................      (155,202,538)
Net purchases of short-term securities  ....................        (2,569,000)
                                                              -------------------

    Net cash provided by investing activities  .............        32,081,092
                                                              -------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments for reverse repurchase agreements  ............        (8,000,000)
Retirement of fund shares  .................................       (25,900,956)
Distributions paid to shareholders  ........................       (18,933,808)
                                                              -------------------

    Net cash used by financing activities  .................       (52,834,764)
                                                              -------------------
Net decrease in cash  ......................................          (671,287)
Cash at beginning of year  .................................           777,237
                                                              -------------------

    Cash at end of year  ...................................     $     105,950
                                                              -------------------
                                                              -------------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase agreements
     .......................................................     $   4,981,253
                                                              -------------------
                                                              -------------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

         6  1998 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                  YEAR ENDED           YEAR ENDED
                                                                   5/31/98              5/31/97
                                                              ------------------   ------------------
OPERATIONS:
Net investment income  .....................................     $ 19,289,902         $ 19,587,955
Net realized gain (loss) on investments  ...................          952,274           (2,373,877)
Net change in unrealized appreciation or depreciation of
  investments  .............................................        7,156,805             (167,692)
                                                              ------------------   ------------------

  Net increase in net assets resulting from operations  ....       27,398,981           17,046,386
                                                              ------------------   ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................      (18,933,808)         (19,990,588)
                                                              ------------------   ------------------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Decrease in net assets from capital share transactions  ....      (25,900,956)                  --
                                                              ------------------   ------------------
  Total decrease in net assets  ............................      (17,435,783)          (2,944,202)

Net assets at beginning of year  ...........................      251,919,593          254,863,795
                                                              ------------------   ------------------

Net assets at end of year  .................................     $234,483,810         $251,919,593
                                                              ------------------   ------------------
                                                              ------------------   ------------------

Undistributed net investment income  .......................     $  1,685,774         $  1,329,680
                                                              ------------------   ------------------
                                                              ------------------   ------------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

         7  1998 Annual Report - American Strategic Income Portfolio II

             Notes to Financial Statements
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
                      American Strategic Income Portfolio Inc. II (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. The fund may enter into dollar roll transactions. In addition, the fund may borrow through the use of reverse repurchase agreements. Fund shares are listed on the New York Stock Exchange under the symbol BSP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a Piper Capital pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans, mortgage participations and mortgage servicing rights are determined no less frequently than weekly.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

--------------------------------------------------------------------------------

         8  1998 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At May 31, 1998, loans representing 3.4% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single family whole loans and represent 7.6% of total single family principal outstanding at May 31, 1998. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss. The fund recognized net realized losses of $652,430 or $0.04 per share on real estate sold during the year ended May 31, 1998, including a loss of $366,135 or $0.02 per share, on one multifamily property.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On May 31, 1998, the fund owned 12 single family homes with an aggregate value of $626,255, or 0.3% of net assets.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of May 31, 1998, the fund had no outstanding when-issued or forward commitments.

                      In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage dollar rolls in which the fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For year ended May 31, 1998, the fund earned no such fees.

--------------------------------------------------------------------------------

         9  1998 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Distributions which exceed net realized gains for financial statement purposes are presented as an "excess distribution" in the financial highlights. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ................................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      The fund has entered into agreement with Piper Capital Management Incorporated. In addition, Piper Capital provided services under an administration agreement through April 30, 1998. Effective May 1, 1998, the fund entered into an administration agreement with U.S. Bank, an affiliate of the advisor.

                      The investment advisory agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50%

--------------------------------------------------------------------------------

        10  1998 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------
                      of the daily gross income accrued by the fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the year ended May 31, 1998, the effective investment management fee incurred by the fund was 0.61%. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                      The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide regulatory, reporting and record-keeping services for the fund.

                      MORTGAGE SERVICING FEES
                      The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; real estate owned; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses.

                      During the year ended May 31, 1998, the fund paid $28,585 for custody services to U.S. Bank N.A., an affiliate of the fund's advisor. Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended May 31, 1998, aggregated $155,172,121 and $189,852,630, respectively. Included in proceeds from sales are $3,205,905 from sales of real estate owned.

(5) CAPITAL LOSS
    CARRYOVER
 ................................
                      For federal income tax purposes, the fund had capital loss carryovers at May 31, 1998, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                            CARRYOVER     EXPIRATION
                                          -------------   ----------
                                           $  5,086,645      2003
                                             22,965,560      2004
                                                922,669      2005
                                              2,254,916      2006
                                                 36,299      2007
                                          -------------
                                           $ 31,266,089
                                          -------------
                                          -------------

--------------------------------------------------------------------------------

        11  1998 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

(6) REPURCHASE OFFER
 ................................
                      The fund's board of directors concluded that an offer to repurchase up to 10% of the fund's outstanding shares would be in the best interests of shareholders. Accordingly, the board authorized such an offer as part of a settlement agreement reached in connection with class action litigation involving the fund and seven other closed-end investment companies managed by Piper Capital Management Incorporated.

                      The repurchase offer was sent to shareholders in October 1997, and the deadline for submitting shares for repurchase was 5 p.m. Central Time on November 17, 1997. The repurchase price was determined on December 1, 1997 at the close of regular trading on the New York Stock Exchange (4 p.m. Eastern Time). The percentage of outstanding shares and the number of shares accepted for tender, the repurchase price per share and proceeds (including tender fees) paid by the fund were as follows:

 PERCENTAGE      SHARES      REPURCHASE      PROCEEDS
  TENDERED      TENDERED        PRICE          PAID
 ----------   ------------   -----------   -------------
    10%        1,993,915       $12.99       $25,900,956

(7) ADVISOR
    ACQUISITION
 ................................
                      On May 1, 1998, Piper Jaffray Companies Inc., the parent company of the fund's investment advisor, was acquired by U.S. Bancorp.

                      U.S. Bancorp is a multi-state bank holding company headquartered in Minneapolis, Minnesota with a geographic service area spanning 17 states. As of March 31, 1998, U.S. Bancorp was the 15th largest U.S. commercial bank holding company, with assets of nearly $70.9 billion. U.S. Bank National Association ("U.S. Bank"), a wholly owned subsidiary of U.S. Bancorp, currently acts as the investment advisor to 32 mutual funds (the "First American Funds"). As of March 31, 1998, U.S. Bank, acting through its First American Asset Management division, managed more than $65.3 billion in assets, including approximately $23.3 billion in assets of the First American Funds.

                      Under the Investment Company Act of 1940, as amended, consummation of the acquisition of Piper Jaffray Companies by U.S. Bancorp resulted in the assignment and automatic termination of the fund's investment advisory agreement with Piper Capital Management Incorporated. The fund has entered into a new investment advisory agreement with Piper Capital Management, which shareholders will be asked to approve at the fund's annual meeting in August. Shareholders will also be asked to approve a new investment advisory agreement with U.S. Bank which, if approved, will replace the agreement between the fund and Piper Capital Management.

--------------------------------------------------------------------------------

        12  1998 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      AMERICAN STRATEGIC INCOME PORTFOLIO II

                                            Year       Year       Year       Year       Year
                                           Ended      Ended      Ended      Ended      Ended
                                          5/31/98    5/31/97    5/31/96    5/31/95    5/31/94
                                          --------   --------   --------   --------   --------
PER-SHARE DATA
Net asset value, beginning of period ...   $12.63     $12.78     $13.00     $12.97     $14.54
                                          --------   --------   --------   --------   --------
Operations:
  Net investment income ................     1.03       0.98       0.99       1.21       1.56
  Net realized and unrealized gains
    (losses) on investments ............     0.41      (0.13)        --       0.17      (1.78)
                                          --------   --------   --------   --------   --------
    Total from operations ..............     1.44       0.85       0.99       1.38      (0.22)
                                          --------   --------   --------   --------   --------
Distributions to shareholders:
  From net investment income ...........    (1.00)     (1.00)     (1.21)     (1.35)     (1.31)
  In excess of net realized gains on
    investments ........................       --         --         --         --      (0.04)
                                          --------   --------   --------   --------   --------
    Total distributions to
      shareholders .....................    (1.00)     (1.00)     (1.21)     (1.35)     (1.35)
                                          --------   --------   --------   --------   --------
Net asset value, end of period .........   $13.07     $12.63     $12.78     $13.00     $12.97
                                          --------   --------   --------   --------   --------
                                          --------   --------   --------   --------   --------
Per-share market value, end of
  period ...............................   $11.81     $11.38     $10.63     $11.50     $13.63
                                          --------   --------   --------   --------   --------
                                          --------   --------   --------   --------   --------
SELECTED INFORMATION
Total return, net asset value (a) ......    11.74%      6.90%      7.84%     11.56%     (2.15)%
Total return, market value (b) .........    13.02%     17.19%      2.95%     (5.38)%    (5.38)%
Net assets at end of period (in
  millions) ............................   $  234     $  252     $  255     $  262     $  265
Ratio of expenses to average weekly net
  assets including interest expense
  (c) ..................................     3.39%      2.56%      2.39%      3.51%      2.33%
Ratio of expenses to average weekly net
  assets excluding interest expense
  (c) ..................................     1.38%      1.45%      1.26%      1.27%      1.20%
Ratio of net investment income to
  average weekly net assets ............     7.86%      7.73%      7.63%      9.60%     10.68%
Portfolio turnover rate (excluding
  short-term securities) ...............       48%        51%       105%        52%       117%
Amount of borrowings outstanding at end
  of period (in millions) (d) ..........   $   76     $   84     $   53     $   53     $   85
Per-share amount of borrowings
  outstanding at end of period .........   $ 4.23     $ 4.21     $ 2.66     $ 2.61     $ 4.16
Per-share amount of net assets,
  excluding borrowings, at end of
  period ...............................   $17.30     $16.84     $15.44     $15.61     $17.13
Asset coverage ratio (e) ...............      409%       400%       581%       598%       412%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) INCLUDES 0.01%, 0.07% AND 0.04% FROM FEDERAL EXCISE TAXES IN FISCAL YEARS 1996, 1995 AND 1994, RESPECTIVELY. FISCAL 1998 AND 1997 RATIOS INCLUDE 0.08% AND 0.18%, RESPECTIVELY, OF OPERATING EXPENSES ASSOCIATED WITH REAL ESTATE OWNED.
(d) SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID ASSETS ARE SEGREGATED ARE NOT CONSIDERED BORROWINGS. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(e) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.

--------------------------------------------------------------------------------

        13  1998 Annual Report - American Strategic Income Portfolio II

                           Investments in Securities
--------------------------------------------------------------------------------


AMERICAN STRATEGIC INCOME PORTFOLIO II                                                                   May 31, 1998
 .....................................................................................................................

                                                             Date
Description of Security                                    Acquired   Par Value           Cost           Market Value
---------------------------------------------------------  --------  -----------      -------------      -------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (24.1%):
  U.S. GOVERNMENT SECURITIES (24.1%):
    6.63%, U.S. Treasury Note, 3/31/02 ..................  5/12/98   $54,500,000(e)   $  56,224,799      $  56,388,425
                                                                                      -------------      -------------

PRIVATE MORTGAGE-BACKED SECURITIES (E) (6.1%):
  FIXED RATE (0.4%):
    6.00%, CMI Trust 1, Series 1991-1,
      3/1/22 ............................................  12/14/92      821,009            721,983            788,169
                                                                                      -------------      -------------

  SUBORDINATED FIXED RATE (5.7%):
    8.71%, RFC 1997-NPC1,
      8/27/23 ...........................................  3/27/97    13,374,808         13,420,298         13,443,128
                                                                                      -------------      -------------

      Total Private Mortgage-Backed Securities ..........                                14,142,281         14,231,297
                                                                                      -------------      -------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (C,D,E) (99.1%):
  COMMERCIAL LOANS (17.0%):
    Bigelow Office Building, 9.00%, 4/1/07 ..............  3/31/97     1,383,015          1,383,015          1,452,166
    Canton Commerce Center, 9.25%, 7/1/01 ...............  6/27/96     3,333,225          3,333,225          3,466,555
    Centre Point Commerce Park, 9.00%, 6/1/12 ...........   5/2/97       804,947            796,898            845,194
    Cottonwood Square, 9.30%, 5/1/04 ....................  4/16/97     2,879,166          2,879,166          3,023,125
    Doctors Medical Plaza, 8.00%, 2/1/08 ................  1/27/98       895,385            895,385            928,682
    Hillside Crossing South Shopping Center, 8.05%,
      1/1/05 ............................................  12/22/97    1,792,415          1,792,415          1,845,899
    Jamboree Building, 9.05%, 12/1/06 ...................  11/15/96    1,968,040          1,948,360          2,066,442
    Minikadha Mini Storage / North Concord, 8.87%,
      8/1/09 ............................................   8/1/97     1,388,170          1,388,170          1,457,579
    Minikadha Mini Storage III, 8.72%, 8/1/09 ...........   8/1/97     2,974,025          2,974,025          3,122,727
    Oak Knoll Village Shopping Center, 8.80%, 12/1/03 ...  11/1/96     1,130,875          1,130,875          1,187,419
    One Columbia, 8.00%, 1/1/08 .........................   1/2/98     1,346,340          1,346,340          1,399,019
    PennMont Office Building, 8.88%, 5/1/01 .............  4/29/96     1,362,683          1,362,683          1,412,608
    PMG Center, 9.05%, 9/1/03 ...........................  8/29/96     2,378,881          2,378,881          2,497,825
    Provident Bank Building, 8.80%, 11/1/01 .............  10/4/96     2,750,513          2,723,008          2,873,126

                                                             Date
Description of Security                                    Acquired   Par Value           Cost           Market Value
---------------------------------------------------------  --------  -----------      -------------      -------------
    Rapid Park Parking Lot, 9.00%, 9/1/07                   8/7/97   $ 3,722,528      $   3,722,528      $   3,908,654
    Ridgewood Estates Mobile Home Park, 8.55%,
      12/1/00 ...........................................  11/14/95    2,083,703          2,080,311          2,143,865
    Rubin Center, 8.90%, 7/1/07 .........................  6/13/97     3,269,053          3,269,053          3,432,505
    Wellington Professional Center, 8.80%, 11/1/01 ......  11/1/96     2,733,092          2,733,092          2,840,375
                                                                                      -------------      -------------
                                                                                         38,137,430         39,903,765
                                                                                      -------------      -------------

  MULTIFAMILY LOANS (38.5%):
    Arbor at Dairy Ashford Apartments I, 8.00%,
      3/1/01 ............................................   2/6/98     4,020,833          4,020,833          4,061,042
    Arbor at Dairy Ashford Apartments II, 10.00%,
      3/1/01 ............................................   2/6/98       804,167            804,167            759,611
    Autumnwood, Southern Woods, Hilton Hollow, 9.10%,
      6/1/03 ............................................  5/31/96     6,338,990          6,338,990          6,655,939
    Bent Tree Fountains Apartments & Windsong Apartments,
      8.00%, 6/1/00 .....................................   5/6/97    11,709,945         11,709,945         11,827,044
    Casa Carranza Apartments, 8.35%, 12/1/02 ............  12/1/95     3,969,663          3,929,966          4,125,805
    Chardonnay Apartments, 8.70%, 1/1/07 ................  12/18/96    4,307,264          4,285,728          4,522,627
    Chase Hill Apartments, 9.00%, 4/1/01 ................  3/31/94     3,016,629          2,998,992          3,137,294
    Deering Manor, 9.50%, 12/8/22 .......................  12/8/92     1,261,813          1,249,195          1,324,904
    Green Acres Apartments, 9.38%, 10/1/01 ..............   9/8/94     1,056,127          1,036,445            809,478
    Harbor View Apartments, 9.50%, 1/25/18 ..............  1/22/93       761,439            753,824            799,511
    Jaccard Apartments, 8.83%, 12/1/03 ..................  11/1/96     2,771,419          2,771,419          2,909,990
    Kona Kai Apartments, 8.45%, 11/1/05 .................  10/24/95    1,147,447          1,141,192          1,204,819
    Newport Apartments, 9.75%, 4/1/02 ...................  3/10/95     1,352,703          1,335,794          1,406,811
    Normandale Lake Estates, 8.13%, 2/1/03 ..............  1/16/96     2,427,213          2,423,781          2,506,727
    Park Place of Venice Apartments, 10.75%, 4/1/02 .....   3/2/95     2,621,928          2,608,013          2,726,805
    Park Terrace Apartments, 8.45%, 11/1/05 .............  10/24/95    2,577,401          2,570,958          2,706,272
    Pine Village Apartments, 8.75%, 10/1/02 .............  9/15/95     3,038,214          3,011,322          3,190,125

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        14  1998 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO II
(CONTINUED)

                                                             Date
Description of Security                                    Acquired   Par Value           Cost           Market Value
---------------------------------------------------------  --------  -----------      -------------      -------------
    Primrose Apartments, 8.63%, 11/1/07 .................  10/19/95  $ 1,093,048      $   1,091,332      $   1,147,700
    Railview Apartments, 9.50%, 12/8/22 .................  12/8/92     1,465,541          1,450,886          1,465,541
    Rhode Island Chateau Apartments, 8.85%, 6/1/02 ......  5/21/97     2,820,250          2,820,250          2,961,263
    Sierra Madre Apartments, 8.40%, 7/1/02 ..............  6/16/97     1,808,384          1,808,384          1,889,743
    Skyline Apartments, 8.80%, 12/1/03 ..................  11/6/96     2,078,435          2,074,971          2,182,356
    The Gables at Westlake Apartments, 7.40%, 2/1/08 ....  1/16/98     6,485,145          6,485,145          6,598,124
    The Meadows, Fairfield Manor, Auburn Apartments,
      8.63%, 11/1/07 ....................................  10/19/95    1,705,761          1,704,103          1,791,049
    Vintage Apartments, 9.00%, 8/1/05 ...................  8/15/95     2,889,920          2,885,425          3,034,416
    Westview Apartments, 7.80%, 3/1/03 ..................  2/16/96     1,078,306          1,064,092          1,101,812
    Whispering Hills Apartments, 8.80%, 10/1/02 .........   9/8/95     2,085,788          2,061,581          2,190,077
    Whispering Hollow Apartments I, 8.00%, 3/1/01 .......   2/6/98     5,566,667          5,566,667          5,622,334
    Whispering Hollow Apartments II, 10.00%, 3/1/01 .....   2/6/98     1,113,333          1,113,333          1,051,647
    Windgate Apartments, 9.00%, 1/1/05 ..................  12/23/97    2,690,258          2,690,258          2,824,771
    Winterland Apartments I, 9.35%, 7/1/12 ..............   6/6/97       596,845            596,845            626,687
    Winterland Apartments II, 9.35%, 7/1/12 .............   6/6/97     1,143,953          1,143,953          1,201,151
                                                                                      -------------      -------------
                                                                                         87,547,789         90,363,475
                                                                                      -------------      -------------

  SINGLE FAMILY LOANS (43.6%):
    Aegis III, 9.03%, 6/13/11 ...........................  5/13/97     2,039,232          1,988,967          2,069,991
    Amerivest Mortgage, 9.37%, 5/1/12 ...................  9/28/93     2,559,882          1,894,312          2,582,972
    CTX Mortgage, 9.39%, 11/23/22 .......................  11/23/92    1,869,970          1,665,600          1,891,427
    Energy Park Loans, 12.20%, 12/1/22 ..................  12/1/92       252,217            241,692            259,783
    Fairbanks III, 10.05%, 1/1/07 .......................  3/18/94       833,472            772,491            740,056
    Fairbanks IV, 9.05%, 7/3/11 .........................  11/3/94       945,422            811,231            896,213
    First Federal of Delaware, 8.53%, 2/1/18 ............  1/29/93     4,069,466(b)       3,730,241          4,009,241
    Greenwich, 9.34%, 6/16/05 ...........................  2/16/96       943,432            919,928            933,240

                                                             Date
Description of Security                                    Acquired   Par Value           Cost           Market Value
---------------------------------------------------------  --------  -----------      -------------      -------------
    Heartland Federal Savings & Loan, 11.38%,
      11/17/22 ..........................................  11/17/92  $   212,449      $     203,094      $     177,352
    Kentucky Central Life, 9.48%, 5/1/22 ................  2/12/93     3,597,069(b)       3,477,230          3,437,616
    Kislak, 10.00%, 6/30/20 .............................  4/14/93     4,930,166(b)       4,603,357          4,967,066
    Maryland National Bank, 10.01%, 9/1/18 ..............  1/29/93       839,629            806,251            857,412
    McDowell, 9.87%, 12/1/20 ............................  12/11/92    2,693,355          2,694,535          2,741,633
    Merchants Bank, 10.20%, 12/1/20 .....................  12/18/92    1,514,544          1,526,994          1,555,782
    Meridian, 9.39%, 10/15/22 ...........................  10/15/92      798,411            818,111            820,882
    Meridian III, 9.45%, 12/1/20 ........................  12/21/92    3,589,906          3,423,292          3,649,336
    Minneapolis Employees Retirement Fund, 8.39%,
      2/10/14 ...........................................  4/10/96     4,352,304(b)       4,038,553          4,259,721
    NationsBank, 8.39%, 10/1/07 .........................  12/10/92       76,230             70,894             77,474
    Neslund Properties, 9.88%, 2/1/23 ...................  1/27/93     4,381,201          4,359,548          4,505,222
    Nomura I, 9.88%, 12/16/23 ...........................  12/16/93    8,620,457(b)       8,935,524          8,752,705
    Nomura II, 8.81%, 3/22/15 ...........................  8/22/94    10,689,396         10,173,179          9,833,004
    Nomura III, 8.49%, 8/29/17 ..........................  9/29/95    16,325,201(b)      14,134,211         15,227,476
    Norwest IV, 8.14%, 4/23/25 ..........................  5/23/96     5,504,067          5,471,042          5,455,463
    Norwest II, 7.91%, 11/27/22 .........................  2/27/96     3,163,561          3,147,699          3,158,896
    Norwest VII, 8.02%, 9/24/25 .........................  2/24/97     6,712,755(b)       6,528,186          6,713,848
    Norwest X, 7.89%, 4/1/25 ............................  3/12/98     2,732,214          2,738,765          2,690,478
    Old Hickory Credit Union, 10.17%, 10/15/22 .           10/28/92    1,309,430          1,312,823          1,325,961
    Paine Webber, 12.44%, 10/15/20 .                       9/17/92       317,552            283,029            303,033
    PHH U.S. Mortgage, 8.64%, 1/1/12 ....................  12/30/92    3,927,811          3,822,202          3,874,846
    President Homes 92-4, Sales Inventory, 8.33%,
      10/15/20 ..........................................  12/1/92       170,675            167,316            163,814
    President Homes 92-6, Sales Inventory, 8.50%,
      10/15/20 ..........................................   3/1/93       103,122            102,948            106,216
    President Homes 92-8, Sales Inventory, 8.56%,
      11/24/22 ..........................................   3/1/93       123,917            122,967            119,014
    Progressive Consumers Federal Credit Union, 11.28%,
      10/15/22 .                                           11/5/92       316,086            286,703            291,517
    Salomon, 8.15%, 12/28/16 ............................  7/28/94     3,302,919(b)       3,162,545          3,303,450

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        15  1998 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO II
(CONTINUED)

                                                             Date
Description of Security                                    Acquired   Par Value           Cost           Market Value
---------------------------------------------------------  --------  -----------      -------------      -------------
    Sears Mortgage, 8.55%, 11/18/22 .....................  11/18/92  $   450,705      $     430,423      $     460,238
                                                                                      -------------      -------------
                                                                                         98,865,883        102,212,378
                                                                                      -------------      -------------

      Total Whole Loans and Participation Mortgages .....                               224,551,102        232,479,618
                                                                                      -------------      -------------

SHORT-TERM SECURITIES (1.6%):
    Repurchase agreement with Goldman Sachs, interest of
      $1,783, 5.60%, 6/1/98 .............................  5/29/98     3,821,000(f)       3,821,000          3,821,000
                                                                                      -------------      -------------

      Total Investments in Securities (g) ...............                             $ 298,739,182      $ 306,920,340
                                                                                      -------------      -------------
                                                                                      -------------      -------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) ON MAY 31, 1998, SECURITIES VALUED AT $88,672,502 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                               NAME OF BROKER
              ACQUISITION                          ACCRUED     AND DESCRIPTION
   AMOUNT        DATE        RATE*        DUE     INTEREST      OF COLLATERAL
------------  -----------  ----------  ---------  ---------  -------------------
$ 53,000,000      5/1/98        5.59%     6/1/98  $ 254,950              (1)
  23,000,000      5/1/98        6.53%     6/1/98    129,355              (2)
------------                                      ---------
$ 76,000,000                                      $ 384,305
------------                                      ---------
------------                                      ---------

* INTEREST RATE AS OF MAY 31, 1998. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

THE FUND HAS ENTERED INTO A LENDING COMMITMENT WITH NOMURA. THE AGREEMENT PERMITS THE FUND TO ENTER INTO REVERSE REPURCHASE AGREEMENTS UP TO $20,000,000 USING WHOLE LOANS AS COLLATERAL. THE FUND PAYS A FEE OF 0.25% TO NOMURA ON THE UNUSED PORTION OF A $20,000,000 LENDING COMMITMENT.

NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
         (1) NOMURA;
            U.S. TREASURY NOTE, 6.63%, 3/31/02, $51,150,000 PAR
         (2) NOMURA;
            FIRST FEDERAL OF DELAWARE, 8.53%, 2/1/18, $2,604,159 PAR
            KENTUCKY CENTRAL LIFE, 9.48%, 5/1/22, $102,429 PAR
            KISLAK, 10.00%, 6/30/20, $3,699,277 PAR
            MINNEAPOLIS EMPLOYEES RETIREMENT FUND, 8.39%, 2/10/14, $2,827,557
         PAR
            NOMURA I, 9.88%, 12/16/23, $7,374,871 PAR
            NOMURA III, 8.49%, 8/29/17, $10,553,479 PAR
            NORWEST VII, 8.02%, 9/24/25, $6,182,848 PAR
            SALOMON, 8.15%, 12/28/16, $3,076,063 PAR
(C) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON MAY 31, 1998. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF MAY 31, 1998.
(D) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

COMMERCIAL LOANS:
         BIGELOW OFFICE BUILDING - LAS VEGAS, NV
         CANTON COMMERCE CENTER - CANTON, MA
         CENTRE POINT COMMERCE PARK - ORLANDO, FL
         COTTONWOOD SQUARE - COLORADO SPRINGS, CO
         DOCTORS MEDICAL PLAZA - COLORADO SPRINGS, CO
         HILLSIDE CROSSING SOUTH SHOPPING CENTER - ELK RIVER, MN
         JAMBOREE BUILDING - COLORADO SPRINGS, CO
         MINIKADHA MINI STORAGE / NORTH CONCORD - ST. PAUL, MN
         MINIKADHA MINI STORAGE III - ST. PAUL, MN
         OAK KNOLL VILLAGE SHOPPING CENTER - AUSTIN, TX
         ONE COLUMBIA - ALISO VIEJO, CA
         PENNMONT OFFICE BUILDING - ALBUQUERQUE, NM
         PMG CENTER - FORT LAUDERDALE, FL
         PROVIDENT BANK BUILDING - DESOTO, TX
         RAPID PARK PARKING LOT - MINNEAPOLIS, MN
         RIDGEWOOD ESTATES MOBILE HOME PARK - LAYTON, UT
         RUBIN CENTER - CLEARWATER, FL
         WELLINGTON PROFESSIONAL CENTER - WELLINGTON, FL

MULTIFAMILY LOANS:
         ARBOR AT DAIRY ASHFORD APARTMENTS I - HOUSTON, TX
         ARBOR AT DAIRY ASHFORD APARTMENTS II - HOUSTON, TX
         AUTUMNWOOD, SOUTHERN WOODS, HINTON HOLLOW - KNOXVILLE, TN
         BENT TREE FOUNTAINS APARTMENTS & WINDSONG APARTMENTS - ADDISON, TX AND
           DALLAS, TX
         CASA CARRANZA APARTMENTS - MESA, AZ
         CHARDONNAY APARTMENTS - TULSA, OK
         CHASE HILL APARTMENTS - SAN ANTONIO, TX
         DEERING MANOR - NASHWAUK, MN
         GREEN ACRES APARTMENTS - YOUNGSTOWN, OH
         HARBOR VIEW APARTMENTS - GRAND MARAIS, MN
         JACCARD APARTMENTS - UNIVERSITY CITY, MO
         KONA KAI APARTMENTS - PUEBLO, CO
         NEWPORT APARTMENTS - WHITE SETTLEMENT, TX
         NORMANDALE LAKE ESTATES - BLOOMINGTON, MN
         PARK PLACE OF VENICE APARTMENTS - VENICE, FL
         PARK TERRACE APARTMENTS - PUEBLO, CO
         PINE VILLAGE APARTMENTS - ATLANTA, GA AND SMYRNA, GA
         PRIMROSE APARTMENTS - GRAND FALLS, ND
         RAILVIEW APARTMENTS - PROCTOR, MN
         RHODE ISLAND CHATEAU APARTMENTS - ST. LOUIS PARK, MN
         SIERRA MADRE APARTMENTS - LAS VEGAS, NV
         SKYLINE APARTMENTS - KANSAS CITY, KS
         THE GABLES AT WESTLAKE APARTMENTS - OKLAHOMA CITY, OK
         THE MEADOWS, FAIRFIELD MANOR, AUBURN APARTMENTS - WAHPETON, ND
         VINTAGE APARTMENTS - KERMAN, CA
         WESTVIEW APARTMENTS - AUSTIN, TX
         WHISPERING HILLS APARTMENTS - NASHVILLE, TN
         WHISPERING HOLLOW APARTMENTS I - DALLAS, TX
         WHISPERING HOLLOW APARTMENTS II - DALLAS, TX
         WINDGATE APARTMENTS - LOUISVILLE, KY
         WINTERLAND APARTMENTS I - GRAND FORKS, ND
         WINTERLAND APARTMENTS II - GRAND FORKS, ND

SINGLE FAMILY LOANS:
         AEGIS III - 69 LOANS, TEXAS
         AMERIVEST MORTGAGE - 41 LOANS, MASSACHUSETTS
         CTX MORTGAGE - 20 LOANS, UNITED STATES
         ENERGY PARK LOANS - 4 LOANS, ST. PAUL, MINNESOTA
         FAIRBANKS III - 15 LOANS, WESTERN UNITED STATES
         FAIRBANKS IV - 14 LOANS, UNITED STATES
         FIRST FEDERAL OF DELAWARE - 92 LOANS, UNITED STATES
         GREENWICH - 12 LOANS, COLORADO
         HEARTLAND FEDERAL SAVINGS & LOAN - 3 LOANS, CALIFORNIA
         KENTUCKY CENTRAL LIFE - 101 LOANS, KENTUCKY
         KISLAK - 92 LOANS, CENTRAL AND SOUTHERN UNITED STATES
         MARYLAND NATIONAL BANK - 16 LOANS, EASTERN UNITED STATES
         MCDOWELL - 57 LOANS, GEORGIA
         MERCHANTS BANK - 52 LOANS, VERMONT
         MERIDIAN - 10 LOANS, CALIFORNIA AND FLORIDA
         MERIDIAN III - 70 LOANS, CALIFORNIA
         MINNEAPOLIS EMPLOYEES RETIREMENT FUND - 122 LOANS, MINNESOTA NATIONSBANK - 9 LOANS, GEORGIA
         NESLUND PROPERTIES - 133 LOANS, MINNESOTA
         NOMURA I - 195 LOANS, CALIFORNIA AND TEXAS

--------------------------------------------------------------------------------

        16  1998 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

         NOMURA II - 184 LOANS, UNITED STATES
         NOMURA III - 254 LOANS, MIDWESTERN UNITED STATES
         NORWEST IV - 38 LOANS, MIDWESTERN UNITED STATES
         NORWEST II - 31 LOANS, MIDWESTERN UNITED STATES
         NORWEST VII - 46 LOANS, MIDWESTERN UNITED STATES
         NORWEST X - 13 LOANS, MIDWESTERN UNITED STATES
         OLD HICKORY CREDIT UNION - 41 LOANS, TENNESSEE
         PAINE WEBBER - 8 LOANS, NEW JERSEY
         PHH U.S. MORTGAGE - 32 LOANS, UNITED STATES
         PRESIDENT HOMES 92-4, SALES INVENTORY - 2 LOANS, MIDWESTERN UNITED
           STATES
         PRESIDENT HOMES 92-6, SALES INVENTORY - 1 LOAN, MIDWESTERN UNITED
           STATES
         PRESIDENT HOMES 92-8, SALES INVENTORY - 2 LOANS, MIDWESTERN UNITED
           STATES
         PROGRESSIVE CONSUMERS FEDERAL CREDIT UNION - 4 LOANS, MASSACHUSETTS
         SALOMON - 44 LOANS, NEW JERSEY
         SEARS MORTGAGE - 6 LOANS, UNITED STATES

(E)  SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN
     REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES
     ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON MAY 31, 1998, THE TOTAL
     MARKET VALUE OF THESE INVESTMENTS WAS $246,710,915 OR 105.2% OF TOTAL NET
     ASSETS
(F)  REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY
     U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS
     INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(G)  ON MAY 31, 1998, THE COST OF INVESTMENTS IN SECURITIES, INCLUDING REAL
     ESTATE OWNED, FOR FEDERAL INCOME TAX PURPOSES WAS $299,461,684. THE
     AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN
     SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION  .....  $  9,165,073
      GROSS UNREALIZED DEPRECIATION  .....    (1,080,162)
                                            ------------
        NET UNREALIZED APPRECIATION  .....  $  8,084,911
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

        17  1998 Annual Report - American Strategic Income Portfolio II

             Independent Auditors' Report
--------------------------------------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      AMERICAN STRATEGIC INCOME PORTFOLIO INC. II:

                      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of American Strategic Income Portfolio Inc. II as of May 31, 1998, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 1998, and the financial highlights for each of the years in the five-year period ended May 31, 1998. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

                      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc. II as of May 31, 1998, and the results of its operations and cash flows, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                      KPMG Peat Marwick LLP
                      Minneapolis, Minnesota
                      July 10, 1998

--------------------------------------------------------------------------------

        18  1998 Annual Report - American Strategic Income Portfolio II

             Federal Income Tax Information
--------------------------------------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

PAYABLE DATE                              AMOUNT
----------------------------------------  -------
June 25, 1997 ..........................  $0.0825
July 23, 1997 ..........................   0.0825
August 27, 1997 ........................   0.0825
September 24, 1997 .....................   0.0825
October 15, 1997 .......................   0.0825
November 24, 1997 ......................   0.0825
December 22, 1997 ......................   0.0925
January 12, 1998 .......................   0.0825
Feburary 25, 1998 ......................   0.0825
March 25, 1998 .........................   0.0825
April 22, 1998 .........................   0.0825
May 27, 1998 ...........................   0.0825
                                          -------
  Total ................................  $1.0000
                                          -------
                                          -------

--------------------------------------------------------------------------------

        19  1998 Annual Report - American Strategic Income Portfolio II

             Shareholder Update
--------------------------------------------------------------------------------

                      ANNUAL MEETING RESULTS
                      An annual meeting of the fund's shareholders was held on August 20, 1997. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                      (1) The fund's shareholders elected the following
                          directors:

                                          SHARES VOTED   SHARES WITHHOLDING
                                             "FOR"       AUTHORITY TO VOTE
                                          ------------   ------------------
David Bennett ..........................   11,314,719          274,465
Jaye F. Dyer ...........................   11,303,725          285,459
William H. Ellis .......................   11,311,165          278,019
Karol D. Emmerich ......................   11,306,488          282,696
Luella G. Goldberg .....................   11,302,256          286,928
David A. Hughey ........................   11,304,559          284,625
George Latimer .........................   11,305,533          283,651

                      (2) The fund's shareholders ratified the selection by a
                          majority of the independent members of the fund's board of directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending May 31, 1998. The following votes were cast regarding this matter:

 SHARES VOTED   SHARES VOTED                  BROKER
    "FOR"        "AGAINST"     ABSTENTIONS   NON-VOTES
 ------------   ------------   -----------   ---------
  11,346,437       88,886        153,861        --

                      TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                      As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company
                      (IFTC), the plan agent.

                      ELIGIBILITY/PARTICIPATION
                      You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                      If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                      Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing IFTC at least 10 days before each share's dividend and/or capital gains distribution.

                      PLAN ADMINISTRATION
                      Beginning no more than 5 business days before the dividend payment date, IFTC will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is at less than a 5% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend

--------------------------------------------------------------------------------

        20  1998 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------
                      payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, IFTC will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

                      By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

                      There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                      IFTC maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by IFTC in noncertified form in your name.

                      TAX INFORMATION
                      Distributions invested in additional shares of the fund are subject to income tax, just as they would be if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                      PLAN WITHDRAWAL
                      If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                      If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                      If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

--------------------------------------------------------------------------------

        21  1998 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      PLAN AMENDMENT/TERMINATION
                      The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

                      Any question about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

--------------------------------------------------------------------------------

        22  1998 Annual Report - American Strategic Income Portfolio II

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--------------------------------------------------------------------------------


                 23  1998 Annual Report - American Strategic Income Portfolio II

GLOSSARY OF TERMS***
--------------------------------------------------------------------------------

BENCHMARK INDEX
A benchmark is an established basis of comparison for an investment's performance. A benchmark may be an unmanaged market index or a group of similar investments. This particular fund carries more credit risk than the securities in its benchmark index. Therefore, during favorable real estate markets, the fund should outperform its benchmark (barring foreclosures). At the same time, unfavorable real estate markets could cause underperformance.

DISCOUNT
Closed-end fund shares may trade in the market at prices that are equal to, above or below their net asset value (NAV). When investors purchase or sell shares at a price that is below current NAV, the shares are said to be trading at a discount.

NET ASSET VALUE
Net asset value (or NAV) is the value of the fund's assets less its liabilities divided by the number of shares outstanding.

REVERSE REPURCHASE AGREEMENTS
A reverse repurchase agreement is an agreement between a seller of securities (the fund) and a buyer, whereby the fund receives cash and pays interest and agrees to buy back the same securities at an agreed upon price on a stated date. Reverse repurchase agreements are considered a form of borrowing.

RISK
All funds that invest in mortgage-related securities are subject to certain risks. Following is a brief summary of some of the primary risks associated with mortgage-related assets. It does not include all risks related to mortgage securities.

Among these risks is PREPAYMENT RISK in which principal payments are prepaid at unexpected rates. Prepayment rates are influenced by changes in interest rates and a variety of other factors. If the fund buys a mortgage loan at a premium, a faster-than-anticipated prepayment rate will reduce the fund's yield and a slower-than-anticipated prepayment rate will increase its yield. If a mortgage loan is purchased at a discount, the opposite will occur. There is also the chance that proceeds from prepaid loans will have to be reinvested in lower-yielding investments (REINVESTMENT RISK).

Like all fixed income investments, the prices of securities in the fund are sensitive to changing interest rates - otherwise known as INTEREST RATE RISK. When rates increase, the value of these securities decreases. Conversely, when rates decline, the value of these securities rises. However, mortgage-related assets may benefit less from declining interest rates than other fixed income securities because of prepayment risk.

This particular fund's mortgage loans are also subject to real estate risk and credit risk. Since the fund's mortgage loans generally aren't backed by any government guarantee or private credit enhancement, they face more significant CREDIT RISK than other mortgage-related securities. Credit risk is the risk of loss arising from default if the borrower fails to make payments on the loan. This risk may be greater during periods of declining or stagnant real estate values and could also occur following natural disasters such as a flood or earthquake, for which a property may be uninsured. Mortgage loans are also subject to REAL ESTATE RISKS including property risk (the risk that the physical condition and value of the property will decline) and the legal risk of holding any mortgage loan.





*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in this glossary.


--------------------------------------------------------------------------------


                 24  1998 Annual Report - American Strategic Income Portfolio II

FOR MORE INFORMATION

BY PHONE [GRAPHIC]

800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

BY MAIL [GRAPHIC]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the funds' shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 800 866-7778, or mail a request to us.

ON-LINE [GRAPHIC]

http://www.piperjaffray.com/

American Strategic Income Portfolio II


[LOGO]   NOT FDIC INSURED       NO BANK GUARANTEE       MAY LOSE VALUE










   [GRAPHIC] THIS DOCUMENT IS PRINTED ON PAPER MADE FROM 100% TOTAL RECOVERED
                   FIBER, INCLUDING 15% POST-CONSUMER WASTE.


#11520    7/1998    159-98